Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
The Company has evaluated subsequent events through February 28, 2014, which is the date the financial statements were issued.
Earthbound Farm Purchase
On January 2, 2014, the Company acquired Earthbound Farm, one of the largest organic produce brands in North America, from the existing shareholders in accordance with an Agreement and Plan of Merger dated December 8, 2013. The acquisition adds to our focus on high-growth product categories that are aligned with emerging customer trends. The total consideration for the acquisition was approximately $600 million, subject to post-closing working capital adjustments and indemnification claims. The acquisition was funded by approximately $615 million in new borrowings under its senior secured credit facilities, including the incremental term loan A-3 facility. See Note 11 “Debt and Allocated Portion of Dean Foods’ Debt”. The Company has not yet completed an appraisal of the assets acquired and will finalize the allocation of the purchase price to the asset acquired and liabilities assumed in 2014. Supplemental pro forma information of the acquired entity is not available as of the date of these financial statements.
In connection with the acquisition of Earthbound Farm, we incurred $3.3 million in expenses for the period ended December 31, 2013 and an additional $6.1 million for the period ended January 31, 2014, related to due diligence, investment advisors and regulatory matters. These costs are included in general and administrative expense in our consolidated statement of operations.
Joint Venture with China Mengniu Dairy Company
On January 5, 2014, the Company entered into a joint venture agreement with China Mengniu Dairy Company Limited (“Mengniu”), a leading Chinese dairy company. The joint venture intends to manufacture market and sell a range of beverage products in China. Under the terms of the agreement, the Company will own a 49% stake in the venture and Mengniu will own a 51% stake. The joint venture also executed an agreement to purchase Yashili Zhengzhou (“Zhengzhou”), a subsidiary of Yashili International Holdings Ltd (“Yashili”). Zhengzhou’s primary asset is a production facility currently under construction in China, where the joint venture intends to manufacture its products. Mengniu is the majority owner of Yashili. The purchase price for Zhengzhou is expected to be approximately $85 million (RMB 510 million), including approximately $62 million (RMB 377 million) for the purchase of equity and the balance for the repayment and assumption of debt and other obligations. Each joint venture party’s share of the purchase price for Zhengzhou will be consistent with its ownership interest in the venture. The parties expect to make additional investments to support the start-up and commercialization of the joint venture.
The formation of the joint venture is subject to various governmental approvals in China which are expected to be obtained in the first half of 2014. The acquisition of the production facility is subject to the formation of the joint venture and approval of the minority Yashili shareholders. The joint venture will be accounted for as an equity-method investment.
In connection with the formation of the joint venture, we incurred $5.0 million in expenses for the period ended December 31, 2013 and an additional $0.1 million for the period ended January 31, 2014, related to due diligence, investment advisors and regulatory matters. These costs are included in general and administrative expense in our consolidated statement of operations.
SoFine
On February 24, 2014, the Company entered into an agreement to sell the SoFine business to a third party. The terms of the agreement are consistent with estimates reflected in the financial statements. The transaction is expected to close within 60 days.